UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934

       Date of Report (Date of earliest event reported): January 31, 2006


                               C&D Production Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Nevada                          0-31039               88-0438869
-------------------------------         ------------         -------------------
(State or Other Jurisdiction of         (Commission            (IRS Employer
        Incorporation)                  File Number)         Identification No.)


               8F, No. 268 Kwang-Fu South Road, Taipei, Taiwan ROC
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               (Address of Principal Executive Offices) (Zip Code)


    Registrant's telephone number, including area code: 011-886-2-2705-9051


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountants

      On January 31, 2006, Lichter, Yu & Associates ("Lichter Yu") informed C&D Production, Inc. (the "Company") that Lichter Yu resigned as the Company's independent registered public accounting firm, effective that date. The Company is in the process of seeking the engagement of a new independent registered public accounting firm for the year ended December 31, 2005.

      The reports of Lichter Yu on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles.

      Lichter, Yu did not seek the approval of the Company's board of directors in connection with such resignation. Accordingly, neither the board of directors nor the audit committee of the Company recommended or approved the resignation of Lichter Yu.

      In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2003 and 2004, and in the subsequent interim period, there were no disagreements with Lichter, Yu on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Lichter, Yu, would have caused Lichter, Yu to make reference to the matter in its report.

      The Company has provided a copy of this Current Report on Form 8-K to Lichter Yu and requested Lichter Yu to furnish it a letter addressed to the Securities and Exchange Commission stating whether Lichter Yu agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of this letter, dated February 3, 2006, is filed as
Exhibit 16.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

      (c)   Exhibits

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Exhibit No.       Description
-----------       -----------
16.1              Letter of Lichter, Yu & Associates to the Securities and
                  Exchange Commission.
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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    C&D PRODUCTION, INC.


                                    By: /s/ Michael Chou
                                        ----------------------------------------
                                        Name:  Michael Chou
                                        Title: Chief Executive Officer

Dated: February 6, 2006


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

                                  EXHIBIT INDEX

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Exhibit No.       Description
-----------       -----------
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16.1              Letter of Lichter, Yu & Associates to the Securities and
                  Exchange Commission.
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